UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 24, 2007

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment
                   of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)             Effective October 24, 2007, the Registrant's Board of Directors elected William J. McDonald as a Director. Mr. McDonald was recommended to the Board by a third party search firm. See attached Press Release which contains biographical information about Mr. McDonald

                 The Board of Directors has determined that (i) Mr. McDonald is independent within the meaning of the New York Stock Exchange's Director independence standards; and (ii) there are no material transactions involving Mr. McDonald and the Company.

                 Mr. McDonald has been appointed to the Organization & Compensation Committee of Humana.

                 Mr. McDonald will receive the director fees and benefits as described in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 16, 2007.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit No.                                          Description

       99                                        Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Kathleen Pellegrino Kathleen Pellegrino Vice President and Acting General Counsel

Dated:    October 25, 2007

INDEX TO EXHIBITS

Exhibit No.                                          Description

       99                                        Press Release